Federated GNMA Trust
INSTITUTIONAL SHARES (TICKER FGMAX)
SERVICE SHARES (TICKER FGSSX)

SUPPLEMENT TO SUMMARY PROSPECTUS and PROSPECTUS DATED March 31, 2014
A Special Meeting of Shareholders of Federated GNMA Trust will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 AM (Eastern Time), on January 6, 2015, for the following purpose:
To approve or disapprove a proposed Agreement and plan of Reorganization pursuant to which Federated Income Trust (Federated Government Income Trust, effective November 3, 2014) would acquire all or substantially all of the assets of Federated GNMA Trust in exchange for Shares of Federated Income Trust. The Shares of Federated Income Trust held by Federated GNMA Trust, would then be distributed to Federated GNMA Trust's Shareholders, pro rata, in complete liquidation and termination of Federated GNMA Trust.
August 19, 2014
Federated GNMA Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452293 (8/14)